                         ENDEAVOR HIGH YIELD PORTFOLIO

                         THE ENDEAVOR VARIABLE ANNUITY
                                      AND
                       THE ENDEAVOR ML VARIABLE ANNUITY
                                   ISSUED BY
                          PFL LIFE INSURANCE COMPANY

                         Supplement Dated June 1, 1998
                                    To The
                         Prospectus Dated May 1, 1998

  The Endeavor High Yield Portfolio has been added as an additional investment option under the Endeavor Variable Annuity and the Endeavor ML Variable Annuity. This prospectus supplement provides very limited information about this new investment option. A separate prospectus that accompanies this supplement provides more complete information about the Endeavor High Yield Portfolio. The information in this supplement is qualified in its entirety by the additional information in the prospectus for the Endeavor High Yield Portfolio and by the information in the prospectuses for the Endeavor Variable Annuity and the Endeavor ML Variable Annuity.

  The Endeavor High Yield Portfolio seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of the Portfolio of high current income. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS OBJECTIVE. Read the Portfolio's prospectus carefully before investing.

  The table on the following page summarizes the charges and deductions that may be applicable to an investment in the Endeavor High Yield Portfolio through the Mutual Fund Accounts of the Endeavor Variable Annuity and the Endeavor ML Variable Annuity. These charges and deductions are explained in the prospectuses for the Endeavor Variable Annuity and the Endeavor ML Variable Annuity, and the prospectus for the Endeavor High Yield Portfolio. This table does not include any premium taxes that may be applicable.

                THIS PROSPECTUS SUPPLEMENT MUST BE ACCOMPANIED
                                    BY THE
        PROSPECTUS FOR THE ENDEAVOR VARIABLE ANNUITY DATED MAY 1, 1998
                                   OR BY THE
       PROSPECTUS FOR THE ENDEAVOR ML VARIABLE ANNUITY DATED MAY 1, 1998
                                  AND BY THE
      PROSPECTUS FOR THE ENDEAVOR HIGH YIELD PORTFOLIO DATED MAY 15, 1998

                           ANNUITY POLICY FEE TABLE

POLICY OWNER TRANSACTION EXPENSES (/1/)

 Sales Load On
  Purchase Payments                                             0

 Maximum Surrender Charge
  (as a % of Premium
  Payments
  Surrendered) (/1/)(/2/)                                      7%

 Surrender Fees                                                 0

 Annual Service Charge  (/1/)                    $  35 Per Policy

 Transfer Fee (/1/)                              Currently No Fee

MUTUAL FUND ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF ACCOUNT VALUE)

Mortality and Expense Risk Fees(/3/)                        1.25%

Administrative Charge                                       0.15%

Distribution Financing Charge                               0.15%

TOTAL MUTUAL FUND ACCOUNT
ANNUAL EXPENSES                                             1.55%

ENDEAVOR HIGH YIELD PORTFOLIO ANNUAL EXPENSES
(as a percentage of average net assets and after expense reimbursements)

                       MANAGEMENT  OTHER   RULE 12B-1   TOTAL PORTFOLIO
                          FEES    EXPENSES    FEES    ANNUAL EXPENSES(/4/)
                       ---------- -------- ---------- --------------------
ENDEAVOR SERIES TRUST
Endeavor High Yield      0.775%    0.525%      --             1.30%

---------

(/1/) The Surrender Charge and Transfer Fee, if any is imposed, applies to each Policy, regardless of how the Policy Value is allocated among the Mutual Fund Account, the Target Account and the Fixed Account. The Service
      Charge is $35 per year, but not greater than 2% of the Policy Value. The Service Charge applies to the Fixed Account, the Mutual Fund Account, and the Target Account and is assessed on a prorata basis relative to each Account's Policy Value as a percentage of the Policy's total Policy
      Value. The Service Charge is deducted on each Policy Anniversary and at the time of surrender, if surrender occurs during a Policy year. There is no fee for the first 12 transfers per year. For additional transfers PFL may charge a fee of $10 per transfer but currently does not charge for any transfers.
(/2/) The Surrender Charge is decreased based on the number of years since the premium payment date in which the withdrawal is made. The charge is a percentage of the Premium Payment: 7%, 7%, 6%, 6%, 5%, 4% and 2%; for years one through seven, respectively, after the Premium Payment was made. If applicable a Surrender Charge will only be applied to withdrawals that exceed the amount available under certain listed exceptions.
(/3/) The Mortality and Expense Risk Fees shown (1.25%) are for the 5% Annually
      Compounding Death Benefit and the Double Enhanced Death Benefit. The corresponding fee for the Return of Premium Death Benefit is 1.10% for each Subaccount.
(/4/) The Endeavor High Yield Portfolio is expected to commence operations on or about the date of this Supplement. The expenses shown are annualized estimates of expenses for 1998. The Manager has agreed to limit the Portfolio's total operating expenses for the first year of operations to an annual rate of 1.30% of the Portfolio's average daily net assets. The annualized operating expense ratio before waiver/reimbursement by Endeavor Investment Advisors for the Endeavor High Yield Portfolio is estimated to be 1.50%.

EXPENSE EXAMPLES: ENDEAVOR HIGH YIELD PORTFOLIO

I. An Owner would pay the following expenses on a $1,000 investment, assuming a 5% Annually Compounding Death Benefit or Double Enhanced Death Benefit, a hypothetical 5% annual return on assets (a 1.25% Mortality and Expense Risk
Fee), and assuming the entire Policy Value is in the Endeavor High Yield
Subaccount:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
1. If the Policy is surrendered at the end of
 theapplicable time period:                     $99    $144    $198     $318
2. If the Policy is annuitized at the end of
 the applicable time period:                    $29     $90    $153     $318
3. If the Policy is not surrendered or
 annuitized:                                    $29     $90    $153     $318

II. An Owner would pay the following expenses on a $1,000 investment, assuming Return of Premium Death Benefit, a hypothetical 5% annual return on assets (a 1.10% Mortality and Expense Risk Fee), and assuming the entire Policy Value is in the Endeavor High Yield Subaccount:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
1. If the Policy is surrendered at the end of
 theapplicable time period:                     $98    $139    $190     $303
2. If the Policy is annuitized at the end of
 the applicable time period:                    $28     $85    $146     $303
3. If the Policy is not surrendered or
 annuitized:                                    $28     $85    $146     $303

  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly. These include the expenses of the Endeavor High Yield Portfolio. In addition to the expenses listed above, premium taxes may be applicable.

  THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN USED IN THESE EXAMPLES IS PURELY HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A GUARANTEE OF PAST OR FUTURE PERFORMANCE. The figures and data for the Endeavor High Yield Portfolio annual expenses have been provided by Endeavor Investment Advisers, and while PFL does not dispute these figures, PFL has not independently verified their accuracy.

  In these examples, the $35 Annual Service Charge is reflected as a charge of .0547% based on average Policy Value of $64,005. Normally, the $35 Service
Charge would be waived if the Premium Payment(s) less partial withdrawals, or the Policy Value is at least $50,000. However, it was included in these examples for illustrative purposes.